UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2013

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13010 Preston Road, Suite 510

Dallas, Texas 75240

(Address of principal executive offices) (zip code)

(888) 837-3910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: As previously disclosed in the Current Report on Form 8-K filed on December 27, 2013, CornerWorld Corporation changed its independent registered public accounting firm effective December 23, 2013. This Form 8-K/A amends the Current Report on Form 8-K referred to above to include detail noting that, except for the disagreements previously disclosed, there were no disagreements with the former auditors up through the date of the change in auditors which was omitted from the Current Report on Form 8-K referred to above, and to provide the disclosure below required by Item 4.01.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 23, 2013, CornerWorld Corporation (“CornerWorld” or the “Company”) terminated Schumacher and Associates (“Schumacher”) as its independent registered public accounting firm. During the past two years Schumacher’s reports contained no adverse opinions, disclaimer of opinions nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern. The decision to change accountants was approved by the Chairman of the Board of Directors.

During the two most recent fiscal years the quarter ended October 31, 2013 and up through the December 23, 2013 termination date , there was one disagreement with the former accountant with respect to disclosure of related party transactions that, had it not been resolved to the satisfaction of the former accountant, would have caused it to make reference to the disagreement in the audit report. Specifically, the former accountant required the Company to disclose the exact familial relationship of certain related parties to the Company’s CEO, Scott N. Beck. The Company has authorized the former accountant to respond fully to any inquiries of the successor accountant concerning the subject matter of the disagreement. The Company made the disclosures required by the former accountants and the disagreement was resolved to the former accountant’s satisfaction. There were no other disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from Schumacher directed to the SEC indicating their concurrence with the events as described above is attached hereto as Exhibit 16.1 and is incorporated by reference herein.

On December 20, 2013, the Company engaged Montgomery Coscia Greilich, LLP (“MCG”) as their new its independent registered public accounting firm. During the previous two year period, the Company did not consult with MCG with respect to any issues nor was there any prior relationship between the Company and MCG.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Schumacher and Associates to the SEC dated January 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: January 7, 2014	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer